Exhibit 10.3

FORM OF

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made and entered into as of __________, 2016, by and among DGSE Companies, Inc., a Nevada corporation (the “Company”), Elemetal, LLC, a Delaware limited liability company (“Elemetal”), NTR Metals, LLC, a Texas limited liability company (“NTR”). Elemetal and NTR are collectively referred to herein as the “Stockholders.”

This Agreement is made pursuant to the Stock Purchase Agreement between the Company and the Stockholders dated as of June 20, 2016 (the “Purchase Agreement”). In order to induce the Stockholders to enter into the Purchase Agreement, the Company has agreed to provide the registration and other rights set forth in this Agreement.

The parties agree as follows:

Article I

Section 1.01         Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the Purchase Agreement. The terms set forth below are used herein as so defined:

“Beneficial Ownership” shall have the meaning specified in Rule 13d-3 under the Exchange Act.

“Commission” has the meaning specified therefor in Section 1.02 of this Agreement.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means any Stockholder who owns Registrable Securities.

“Initial Requesting Holder” has the meaning specified therefor in Section 2.01 of this Agreement.

“Inspectors” has the meaning specified therefor in Section 4.01 this Agreement.

“Losses” has the meaning specified therefor in Section 4.06 of this Agreement.

“Participating Holder” has the meaning specified therefor in Section 3.01 of this Agreement.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, business trust, trust or unincorporated entity.

“Records” has the meaning specified therefor in Section 4.01 of this Agreement.

“Registrable Securities” means the Common Stock acquired by the Stockholders pursuant to the Purchase Agreement and all other shares of Common Stock Beneficially Owned by the Stockholders on the date hereof until such time as such securities cease to be Registrable Securities pursuant to Section 1.02 hereof.

“Registration Statement” means a registration statement on a Form S-3 or Form S-1 (or successor form to either).

“Requesting Holders” has the meaning specified therefor in Section 2.01 of this Agreement.

“Required Period” has the meaning specified therefor in Section 2.07 of this Agreement.

“Securities Act” has the meaning specified therefor in Section 1.02 of this Agreement.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a Registration Statement.

“Underwriter’s Maximum Number” has the meaning specified therefore in Section 2.09 of this Agreement.

“WKSI” means a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act.

Section 1.02         Registrable Securities. Any Registrable Security will cease to be a Registrable Security when (i) a Registration Statement covering such Registrable Security has been declared effective by the Securities and Exchange Commission (the “Commission”) and such Registrable Security has been sold or disposed of pursuant to such effective Registration Statement; (ii) such Registrable Security is disposed of pursuant to Rule 144 (or any similar provision then in force) under the Securities Act of 1933, as amended (the “Securities Act”); (iii) such Registrable Security is held by the Company or one of its subsidiaries; or (iv) such Registrable Securities are sold by a person in a transaction in which the rights under the provisions of this Agreement are not assigned.

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Article II

Section 2.01         Requests for Registration. At any time and from time to time on or following the date hereof, any Stockholder may, subject to the provisions of this Agreement, request in writing that the Company effect the registration of any or all of the Registrable Securities held by such Stockholder (an “Initial Requesting Holder”) with the Commission under and in accordance with the provisions of the Securities Act, which notice shall specify (i) the then-current name and address of such Initial Requesting Holder or Initial Requesting Holders, (ii) the amount of Registrable Securities proposed to be registered and (iii) the intended method or methods and plan of disposition thereof, including whether such requested registration is to involve an underwritten offering. The Company shall give prompt written notice of such registration request to all other Holders. Except as otherwise provided in this Agreement and subject to Section 2.08 in the case of an underwritten offering, the Company shall prepare and use its best efforts to file a Registration Statement with the Commission promptly after such request has been given with respect to (i) all Registrable Securities included in the Initial Requesting Holder’s request and (ii) all Registrable Securities included in any request for inclusion delivered by any other Holder (together with the Initial Requesting Holder, the “Requesting Holders”) within fifteen (15) days after delivery of the Company’s notice of the Initial Requesting Holder’s registration request to such other Holders, in each case subject to Section 2.08 if such offering is an underwritten offering. Thereafter, the Company shall use its best efforts to effect the registration under the Securities Act and applicable state securities laws of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request; provided, however, that the Company will not be required to take any action pursuant to this Article II if a Registration Statement is effective at the time such request is made and such Registration Statement may be used for the offering and sale of the Registrable Securities requested to be registered. Subject to Section 2.09, the Company may include in such registration other securities of the Company for sale, for the Company’s account or for the account of any other Person.

Section 2.02         S-1 or S-3 Registration; Shelf Registration.

(a)          Each Stockholder shall have the right pursuant to Section 2.01 and subject to Section 2.04, to make up to six (6) requests for registration on Form S-1 (or any successor form) or Form S-3 (or any successor form), for the Company to register all or a portion of its Registrable Securities held by it so long as such Stockholder holds at least five percent (5%) of the shares of Common Stock outstanding on the date of this Agreement, including for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission covering such Registrable Securities); provided, however, that the number of Registrable Securities that are the subject of any such request must be at least 10,000 in the aggregate.

(b)          In the case of a registration pursuant to this Section 2.02, (i) if the Company is then a WKSI, it shall use its best efforts to, as promptly as practicable after the receipt of the request from the Initial Requesting Holder, file and cause to be immediately effective a Registration Statement that shall constitute an automatic shelf registration with respect to all Registrable Securities requested by the Requesting Holders to be included therein, and (B) if the Company is not then a WKSI, it shall use its best efforts to file the Registration Statement and cause it to become effective as promptly as practicable after the receipt of the request from the Initial Requesting Holder.

Section 2.03         Delay for Disadvantageous Condition. If, in connection with any request for registration pursuant to this Article II, the Company provides a certificate, signed by the president or chief executive officer of the Company, to the Requesting Holders stating that, in the good faith judgment of the Board of Directors of the Company and its counsel, it would be materially detrimental to the Company or its stockholders for such Registration Statement either to become effective or to remain effective for as long as such Registration Statement otherwise would be required to remain effective, then the Company shall have the right to defer taking action with respect to such filing and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than ninety (90) days after the request of the Initial Requesting Holder is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period.

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Section 2.04         Limitation on Successive Registrations. The Company shall not be required to effect a registration pursuant to Section 2.02 for one hundred twenty (120) days immediately following the effective date of a Registration Statement filed pursuant to the prior exercise of any Holder’s registration rights provided for in Section 2.02 and within six (6) months of any registration initiated by the Company to make a primary offering of equity securities, provided that the Company is employing best efforts to cause such Registration Statement to become effective. In addition, the Company shall not be required to effect more than two (2) registrations during any twelve (12) month period pursuant to Section 2.02.

Section 2.05         Demand Withdrawal. Any Requesting Holder may, at any time prior to the effective date of the Registration Statement relating to any requested registration, withdraw its Registrable Securities from a requested registration. If all Registrable Securities are so withdrawn, the Company shall cease all efforts to effect such registration upon such request, without liability to any Requesting Holder. Such registration will be not deemed an effected registration for purposes of Section 2.02 or Section 2.04.

Section 2.06         Effective Registration.

(a)          The Company may satisfy its obligations under Section 2.01 by amending (to the extent permitted by applicable law) any Registration Statement previously filed by the Company under the Securities Act so that such amended Registration Statement will permit the disposition (in accordance with the intended methods of disposition specified as aforesaid) of all of the Registrable Securities for which a demand for registration has been made under Section 2.01.

(b)          Notwithstanding any other provision of this Agreement to the contrary, a registration requested pursuant to this Article II will not be deemed to be effected by the Company if it has not been declared effective by the Commission or become effective in accordance with the Securities Act and kept effective as contemplated by Section 2.06(c) hereof.

(c)          The Company will use its best efforts to keep a Registration Statement that has become effective as contemplated by this Article II continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the Commission, until the earlier of (i) the expiration of the Required Period and (ii) the date on which all Registrable Securities covered by such Registration Statement (x) have been disposed of pursuant to such Registration Statement or (y) cease to be Registrable Securities; provided, however, that in no event will such period expire prior to the expiration of the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 promulgated thereunder. For purposes of this Section 2.06, “Required Period” shall mean, with respect to a Registration Statement on Form S-3, three (3) years following the first day of effectiveness, and with respect to any other Registration Statement, one hundred eight (180) days following the first day of effectiveness of such Registration Statement. In the event of any stop order, injunction or other similar order or requirement of the Commission relating to any Registration Statement, the Required Period for such Registration Statement will be extended by the number of days during which such stop order, injunction or similar order or requirement is in effect.

Section 2.07         Selection of Underwriters. Requesting Holders of a majority of the Registrable Securities to be included in any registration requested under this Article II may request that the registration be effected as an underwritten offering and such Requesting Holders shall have the right to select the managing underwriter or underwriters for the offering.

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Section 2.08         Priority. If a registration under this Article II involves an underwritten offering and the managing underwriter(s) in its good faith judgment advises the Company that the number of Registrable Securities requested to be included in the Registration Statement by the Requesting Holders exceeds the number of securities that can be sold without adversely affecting the price, timing, distribution or sale of securities in the offering (the “Underwriter’s Maximum Number”), the Company shall be required to include in such Registration Statement only such number of securities as is equal to the Underwriter’s Maximum Number and the Company and the Requesting Holders shall participate in such offering in the following order of priority:

(a)          First, the Company shall be obligated and required to include in the Registration Statement the number of Registrable Securities that the Requesting Holders have requested to be included in the Registration Statement and that does not exceed the Underwriter’s Maximum Number; provided that the Registrable Securities to be included in the Registration Statement shall be allocated among all the Requesting Holders in proportion, as nearly as practicable, to the respective number of Registrable Securities held by them on the date of the request for registration pursuant to Article II. If any Requesting Holder would thus be entitled to include more Registrable Securities than such Requesting Holder requested to be registered, the excess shall be allocated among other Requesting Holders pro rata in the manner described in the preceding sentence.

(b)          Second, the Company shall be entitled to include in such Registration Statement and underwriting that number of shares of Common Stock and/or other securities of the Company that it proposes to offer and sell for its own account or the account of any other Person to the full extent of the remaining portion of the Underwriter’s Maximum Number.

Article III

Section 3.01         Piggyback Registration Rights. If the Company proposes to register any of its equity securities under the Securities Act for sale to the public, (other than (i) in connection with a registration of any employee benefit, retirement or similar plan, (ii) with respect to a transaction pursuant to Rule 145 under the Securities Act, or (iii) in connection with an exchange offer), whether or not for sale for its own account, each such time it will give written notice to all Holders of its intention to do so no less than 30 days prior to the anticipated filing date. Upon the written request received by the Company from any Holder no later than the 15th day after receipt by such Holder of the notice sent by the Company (which request shall state the intended method of disposition thereof), the Company will use best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by such Registration Statement, all to the extent required to permit the sale or other disposition by each Holder (in accordance with its written request) (each, a “Participating Holder”) of such Registrable Securities so registered; provided, however, that the Company may at any time prior to the effectiveness of any such Registration Statement, in its sole discretion and upon written notice to the Participating Holders, abandon any proposed offering by the Company in which any Holder had requested to participate. The number of Registrable Securities to be included in such a registration may be reduced or eliminated if and to the extent, in the case of an underwritten offering, the managing underwriter (which shall be an underwriter reasonably acceptable to the Participating Holders in the case of any underwritten offering) shall advise the Company that such inclusion would materially jeopardize the successful marketing of the securities (including the Registrable Securities) proposed to be sold therein; provided, however, that such number of shares of Registrable Securities shall not be reduced if any securities included in such registration are included other than for the account of the Company unless the shares included in the Registration for the account of such Persons are also reduced on a pro rata basis.

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Section 3.02         Priority. If a registration under this Article III involves an underwritten offering and the managing underwriter(s) in its good faith judgment advises the Company that the number of Registrable Securities requested to be included in the Registration Statement by the Participating Holders exceeds the Underwriter’s Maximum Number, the Company shall be required to include in such Registration Statement only such number of securities as is equal to the Underwriter’s Maximum Number and the Company and the Participating Holders shall participate in such offering in the following order of priority:

(a)          First, the Company shall be entitled to include in such Registration Statement the equity securities that the Company proposes to offer and sell for its own account in such registration and that does not exceed the Underwriter’s Maximum Number;

(b)          Second, the Company shall be obligated and required to include in such Registration Statement that number of Registrable Securities that the Participating Holders shall have requested to be included in such offering to the full extent of the remaining portion of the Underwriter’s Maximum Number, provided, that if the Registrable Securities of the Participating Holders exceeds such remaining portion of the Underwriter’s Maximum Number, the Registrable Securities shall be allocated among all Participating Holders requesting to be included in such offering in proportion, as nearly as practicable, to the respective number of Registrable Securities held by them on the date of the Company’s notice pursuant to Section 3.01. If any Participating Holder would thus be entitled to include more Registrable Securities than such Participating Holder requested to be registered, the excess shall be allocated among other Participating Holders pro rata in the manner described in the preceding sentence;

(c)          Third, the Company shall be entitled to include in such Registration Statement that number of equity securities that the Company proposes to offer and sell for the account of any other Person, pursuant to piggyback registration rights or otherwise, to the full extent of the remaining portion of the Underwriter’s Maximum Number.

Section 3.03         Not a Demand Registration. No registration of Registrable Securities effected under this Article III shall relieve the Company of its obligation to effect a registration of Registrable Securities pursuant to Article II.

Article IV

Section 4.01         Registration Procedures. If and whenever the Company is required pursuant to this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

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(a)          prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period requisite to permit the disposition of the Registrable Securities to be so registered;

(b)          furnish to each Selling Holder and to each underwriter such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission) as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement;

(c)          if applicable, use best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request, provided that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(d)          immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and as promptly as practicable amend or supplement the prospectus or take other appropriate action so that the prospectus does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(e)          make available for inspection by the Selling Holders designated by a majority thereof, and any attorney, accountant or other agent retained by such representative of the Selling Holders (the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement;

(f)          cause all of the Registrable Securities to be listed on the New York Stock Exchange MKT if the Common Stock continues to be so listed;

(g)          use best efforts to keep effective and maintain for the period of distribution, qualification, approval or listing obtained to cover the Registrable Securities as may be necessary for the Selling Holders to dispose thereof and shall from time to time amend or supplement any prospectus used in connection therewith to the extent necessary in order to comply with applicable law;

(h)          use best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities; and

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(i)          take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite, facilitate or consummate the disposition of such Registrable Securities.

Section 4.02         Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be reasonably required to effect the registration of their Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

Section 4.03         Expenses.

(a)          “Registration Expenses” means all expenses incident to the Company’s performance under or compliance with this Agreement, including without limitation, all registration and filing fees, blue sky fees and expenses, printing expenses, listing fees, fees and disbursements of counsel and independent public accountants for the Company, fees of the Financial Industry Regulatory Authority, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and reasonable out-of-pocket expenses (including without limitation, reasonable legal fees of one counsel for all Selling Holders), but excluding any Selling Expenses. “Selling Expenses” means all underwriting fees, discounts and selling commissions allocable to the sale of the Registrable Securities.

(b)          The Company will pay all Registration Expenses in connection with each Registration Statement filed pursuant to this Agreement, whether or not the Registration Statement becomes effective, and the Selling Holders shall pay all Selling Expenses in connection with any Registrable Securities registered pursuant to this Agreement.

Section 4.04         Underwriting Requirements. The Company shall not be required under Section 3.01 to include any of the Registrable Securities in an underwritten offering of the Company’s securities unless the Participating Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters; provided, however, that any such agreement shall be reasonably satisfactory in substance and form to each such Holder and the underwriters and contain such representations and warranties by the Company (for the benefit of such Holders) and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 4.06 below, and no Holder shall be required to make in any such agreement any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s Registrable Securities and such Holder’s intended method of distribution and any other representation required by law. In the case of any underwritten offering, the Company shall also furnish to each Participating Holder a signed counterpart, addressed to such Holder, of (a) an opinion of counsel for the Company, dated the date of dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Participating Holders, and (b) a “comfort” letter dated the date of the closing under the underwriting agreement, signed by the independent public accountants who have certified the Company’s financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants’ letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants’ letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as the Participating Holders may reasonably request.

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Section 4.05         Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration of the Company as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

Section 4.06         Indemnification.

(a)          In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Holder thereunder and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Exchange Act, against any losses, claims, damages or liabilities (including reasonable attorneys’ fees) (“Losses”), joint or several, to which such Selling Holder or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse or advance, if so requested, each such Selling Holder and each such controlling Person for any legal or other expenses reasonably incurred or to be incurred by them in connection with investigating or defending any such Loss or actions; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder, such underwriter or such controlling Person in writing specifically for use in such Registration Statement or prospectus.

(b)          Each Selling Holder agrees to indemnify and hold harmless the Company, its directors, officers, employees and agents and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto; provided, however, that the liability of such Selling Holder shall not be greater in amount than the dollar amount of the proceeds received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification, except in the case of the willful misconduct of the Selling Holder.

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(c)          Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 4.06 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel as so elected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or that the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party is incurred. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)          If the indemnification provided for in this Section 4.06 is unavailable to the Company or the Selling Holders or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of each Selling Holder on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

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No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

Article V

Section 5.01         Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by electronic facsimile or electronic transmission, courier service or personal delivery;

(a)          if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of this Section 5.01,

(b)          if to the Company, initially at its address set forth in its reports filed with the Commission, and

(c)          for each, thereafter at such other address, notice of which is given in accordance with the provisions of this Section 5.01.

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if by electronic facsimile or electronic transmission; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

Section 5.02         Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

Section 5.03         Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 5.04         Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 5.05         Governing Law. THE LAWS OF THE STATE OF TEXAS SHALL GOVERN THIS AGREEMENT WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

Section 5.06         Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

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Section 5.07         Entire Agreement. This Agreement, together with the Purchase Agreement and the other documents provided for therein are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement, the Purchase Agreement and the other documents provided for therein supersede all prior agreements and understandings between the parties with respect to such subject matter except as specified in the Purchase Agreement.

Section 5.08         Attorneys’ Fees. In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys’ fees in addition to its costs and expenses and any other available remedy.

Section 5.09         Amendment. This Agreement may be amended only by means of a written amendment signed by the Company and by the Holders of a majority of the Registrable Securities.

Section 5.10         Assignment of Rights. The rights of any Holder under this Agreement may not be assigned to any Person without the prior written consent of the Company.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

DGSE COMPANIES, INC., a Nevada corporation

By:
Name: Matthew Peakes
Title: President, Chief Executive Officer

Registration Rights Agreement

Signature Page

STOCKHOLDERS:

ELEMETAL, LLC, a Delaware limited liability company

By:
Name: William E. LeRoy
Title: President/CEO

NTR METALS, LLC, Texas limited liability company

By:

Name:
Title:

Registration Rights Agreement

Signature Page